UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 14, 2003

                          Gladstone Capital Corporation
             (Exact name of registrant as specified in its chapter)

          Maryland                 814-00237                    54-2040781
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

                1616 Anderson Road, Suite 208
                     McLean, Virginia                              22102
         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (703) 286-7000

Item 7. Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits.

          Exhibit No.            Description
          -----------            -----------
             99.1                Press release dated August 14, 2003

Item 12. Results of Operations and Financial Condition.

On August 14, 2003, Gladstone Capital Corporation issued a press release announcing its financial results for the quarter ended June 30, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibits and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Gladstone Capital Corporation
                                                        (Registrant)
Date August 14, 2003                                By: /s/ Harry Brill
                                                    -------------------
                                          (Harry Brill, Chief Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
   99.1          Press release dated August 14, 2003